American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund AC Alternatives® Long Short Fund AC Alternatives® Multi-Strategy Fund
Supplement dated April 6, 2016 ■ Statement of Additional Information dated March 1, 2016

The following language is added to the Investment Strategies and Risks section on page 6 of the statement of additional information.

Exchange Traded Notes
The funds may invest in exchange traded notes (ETNs). ETNs are senior, unsecured debt securities issued by underwriting banks or other financial institutions. ETNs trade on public exchanges and are designed to track the performance of an underlying index or basket of securities. The reference indices or assets underlying ETNs vary widely, spanning equities, fixed income, commodities, and other asset classes. The issuer of an ETN promises to pay the holder an amount determined by the performance of the underlying index or assets, minus fees, upon maturity. While ETNs typically do not make any interest payments, they do make periodic dividend payments to investors. ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or ETFs. But unlike ETFs, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. ETNs are subject to the market risk of the underlying index or assets, which is the primary risk driving the change in value of an ETN. As unsecured debt securities, ETNs are subject to the credit risk of the issuing bank or financial institution. ETNs may carry direct interest rate risk to the extent that the underlying reference index is subject to such risk, such as when investing in ETNs that track fixed income indices. ETNs are also subject to liquidity risk. As with other exchange-traded products, trading volume can vary significantly depending on the market environment and the specific ETN being traded. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. Finally, ETNs, like other exchange-traded products, typically trade at prices that closely track their indicative values, however, ETNs can trade at premiums or discounts to their indicative value, especially in instances in which the issuer has suspended further note issuances.

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